                                                                   EXHIBIT 10.29

                                 AVANTGO, INC.

                      ADDENDUM TO SERIES D PREFERRED STOCK

                               PURCHASE AGREEMENT
                               ------------------

     This Addendum to Series D Preferred Stock Purchase Agreement (the

"Addendum") is made as of the 7th day of April, 2000 by and among AvantGo, Inc.,
 --------
a Delaware corporation (the "Company"), and the entities listed on Exhibit A
                             -------
attached hereto  (the "Additional Purchasers").
                       ---------------------

                                    RECITALS

     On March 8, 2000, the Company entered into a Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") with certain investors set forth
                         ------------------
on Exhibit A attached thereto, which provides that the Company may sell all of
   ---------
the shares of the Company's authorized but unissued Series D Preferred Stock (the "Additional Shares") to the Additional Purchasers and that, under
      -----------------
conditions set forth therein, the Additional Purchasers may become parties to the Purchase Agreement and the Ancillary Agreements (as defined in the Purchase Agreement). All terms not defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

                                   AGREEMENT

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1.   Sale of Preferred Stock.

     Subject to the terms and conditions hereof, at the Closing (as defined in
Section 2.1 hereof) the Company will issue and sell to each Additional Purchaser, and each Additional Purchaser severally agrees to purchase from the Company, that number of Additional Shares specified opposite such Additional Purchaser's name on Exhibit A hereto, at a cash purchase price of $8.36 per
                    ---------
share. Each of the Additional Purchasers, by their signatures hereto, shall hereby (i) become parties to the Purchase Agreement, (ii) be considered a "Purchaser" for all purposes under the Purchase Agreement and (iii) have all the
----------
rights and obligations of a Purchaser thereunder. The Additional Shares acquired by the Additional Purchasers hereunder shall be considered "Series D Preferred
                                                            ------------------
Stock" for all purposes under the Purchase Agreement, as amended.
-----

2.   Closing; Delivery.

     2.1  Closing.

          The closing of the purchase and sale of the Additional Shares hereunder (the "Closing") shall be held at the offices of Perkins Coie LLP, Menlo Park, California, at 1:00 PM., on April 7th, 2000, or at such other time and place as the Company and the Additional Purchasers may agree.

     2.2  Delivery.

          At the Closing, the Company will deliver to each Additional Purchaser a certificate representing the number of Additional Shares set forth opposite such Additional Purchaser's name on Exhibit A, against payment of the purchase
                                    ---------
price therefor by each Additional Purchaser by check payable to the Company or by wire transfer to the Company at its account maintained by Perkins Coie LLP, or by any combination thereof.

3.   Disclosure.

          Each Additional Purchaser hereby acknowledges receipt of the Purchase Agreement and the exhibits thereto. The Company affirms to each Additional Purchaser that:

          (i)  The representations and warranties of the Company set forth in
Section 2 of the Purchase Agreement were true and accurate when made;

          (ii) The representations and warranties set forth in Section 2 of the Purchase Agreement, which are incorporated herein by reference and made a part hereof, remain true and accurate as of the date hereof, except (A) for changes resulting from the transactions contemplated in the Purchase Agreement and (B) as set forth in the Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit B.
                   ---------

          (iii) The conditions to closing set forth in Section 4 of the Purchase Agreement and in Section 5 hereof have been satisfied, provided that the conditions set forth in Section 4.1 of the Purchase Agreement shall include references to changes in the Company's representations and warranties and the Company's status, respectively, as set forth herein and in the Exhibits attached hereto, and resulting from the consummation of the transactions contemplated by the Purchase Agreement.

4.   Representations and Warranties of Additional Purchasers.

     4.1  Incorporation of Representations.

     Each Additional Purchaser acknowledges that such Additional Purchaser has reviewed the representations and warranties set forth in Section 3 of the Purchase Agreement and agrees with the Company that such representations and warranties, which are incorporated herein by this reference and made a part hereof, are true and correct as of the date hereof as they relate to such Additional Purchaser's purchase of the Additional Shares hereunder.

     4.2  Additional Representations by Foreign Purchasers.

     If an Additional Purchaser is not a United States person, such Additional Purchaser hereby represents that he or she has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Additional Purchaser's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of his or her jurisdiction.

5.   Conditions to Additional Purchasers' Obligations at Closing.

          The obligation of each Additional Purchaser to purchase the Additional Shares at the Closing is subject to the fulfillment to such Additional Purchaser's satisfaction at or prior to the Closing of the following conditions:

     5.1  Representations and Warranties Correct: Performance of Obligations.

          The representations and warranties made by the Company in Section 3 hereof, including the representations and warranties incorporated by reference from Section 2 of the Purchase Agreement, were true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the date of the Closing with the same force and effect as if they had been made on and as of said date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it at or prior to the Closing.

     5.2  Legal Opinion.

          Each of the Additional Purchasers shall have received from Perkins Coie LLP, legal counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit C.

     5.3  Compliance Certificate.

          The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Section 5.1 have been fulfilled.

6.   Conditions to Company's Obligations at Closing.

          The obligations of the Company under Section 1 of this Addendum are subject to the fulfillment at or before the Closing of each of the following conditions:

     6.1  Representations and Warranties.

          The representations and warranties of each Additional Purchaser contained in Section 4 hereof shall be true at the Closing.

7.   Miscellaneous.

     7.1  Survival of Warranties.

          Unless otherwise set forth in this Addendum the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Addendum shall survive the execution and delivery of this Addendum and the Closing.

     7.2  Incorporation by Reference.

          The provisions set forth in Section 6 of the Purchase Agreement (other than Sections 6.1 and 6.6) are incorporated herein by this reference and made a part hereof.

     7.3  Notices.

          Any notice required or permitted by this Addendum shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently modified by written
                  ---------
notice, and if to the Company, with a copy to Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California 94025 fax (650) 752-6050, Attn: Ralph
L. Arnheim III.

     7.4  Counterparts.

          This Addendum may be executed in any number of counterparts, each of which may be executed by less than all of the Additional Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                            [Signature Page Follows]

     The parties hereto have executed this Addendum as of the date first set forth above.

                              AVANTGO, INC.



                              By:   /s/ Felix Lin
                                    -------------------------------------------
                                    Felix Lin, Chairman of the Board

                              PURCHASER:

                              RESEARCH IN MOTION USA CORPORATION

                              25227 Grogan's Mill Road
                              Suite 125
                              The Woodlands, TX
                              77382-1020

                              By: /s/  Illegible for
                                 --------------------------------------

                              Printed Name: Charles B. Meyer

                              Title:        Director

                              ADDITIONAL PURCHASER:

                                      Thomas J. Meredith & Lynn M. Meredith,
                                                     Trustees
                                            Meredith Family Revocable Trust
                              -------------------------------------------------
                              (Purchaser Name)   u/a/d 12-16-94 amended 9-30-99

                              By: /s/ Pam Meredith
                                 ----------------------------------------------
                              Name: Thomas J. Meredith
                                   --------------------------------------------

                              Title: Trustee
                                    -------------------------------------------

                              Address: 70 Pascal Lane
                                      -----------------------------------------
                                      Austin, TX 78746
                              -------------------------------------------------

                              Fax:  512-329-0532
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                               /s/ R. Blumenthal
                              -------------------------------------------------
                              (Purchaser Name)

                              By: Randy Blumenthal
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------

                              Title:
                                    -------------------------------------------

                              Address: 2765 Sandhill Road
                                      -----------------------------------------
                                       Menlo Park, CA 94028
                              -------------------------------------------------

                              Fax:     650-234-3610
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              Curtis H. Smith
                              -------------------------------------------------
                              (Purchaser Name)

                              By:/s/ Curtis H. Smith
                                 ----------------------------------------------
                              Name: Curtis H. Smith
                                   --------------------------------------------

                              Title:
                                    -------------------------------------------

                              Address: 15 San Antonio Place #303
                                      -----------------------------------------
                                       San Francisco, CA 94133
                              -------------------------------------------------

                              Fax: 650-320-2452
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              TWB Investment Partnership L.P.
                              -------------------------------------------------
                              (Purchaser Name)

                              By: /s/ Robert E. Giles
                                 ----------------------------------------------
                              Name: Robert E. Giles
                                   --------------------------------------------

                              Title: Managing Director
                                    -------------------------------------------

                              Address: 1201 Third Avenue 40th Floor
                                      -----------------------------------------
                                       Seattle, WA 98101
                              -------------------------------------------------

                              Fax:     206-583-8500
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                                Broadway SLP
                              -------------------------------------------------
                              (Purchaser Name)

                              By: /s/ Peter Mooney
                                 ----------------------------------------------
                              Name: Peter Mooney
                                   --------------------------------------------

                              Title: CFO of its GP Broadway Scottish LLC
                                    -------------------------------------------

                              Address:
                                      -----------------------------------------

                              -------------------------------------------------

                              Fax:
                                  ---------------------------------------------

                              ADDITIONAL PURCHASER:

                              SKGF Investments-2000-1, L.L.C.
                              -------------------------------------------------
                              (Purchaser Name)

                              By:/s/ Jorge A. Goldstein
                                 ----------------------------------------------
                              Name: Jorge A. Goldstein
                                   --------------------------------------------

                              Title: Manager
                                    -------------------------------------------

                              Address: 1100 New York Avenue, Suite 600 NW
                                      -----------------------------------------
                                       Washington, D.C. 20005
                              -------------------------------------------------

                              Fax: (202) 371-2540
                                  ---------------------------------------------

                              ADDITIONAL PURCHASER:

                               Allen & Company Incorporated
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ Kim Wieland
                                 ----------------------------------------------
                              Name:  Kim M. Wieland
                                   --------------------------------------------

                              Title:  CFO & Managing Director
                                    -------------------------------------------

                              Address:  74 Fifth Ave
                                      -----------------------------------------
                                        NY, NY 10022
                              -------------------------------------------------

                              Fax:  212-832-7116
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              Write Image Limited
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ Stephen Ellis
                                 ----------------------------------------------
                              Name:  Stephen Ellis
                                   --------------------------------------------

                              Title:  Director
                                    -------------------------------------------

                              Address:  271 Regent Street
                                      -----------------------------------------
                               London, WIR 8BP UK
                              -------------------------------------------------
                              Fax:  44(0) 20 7493 5499
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              ANGEL (0) INVESTORS II, L.P.
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    ArchAngel II, LLC its general partner
                                 ----------------------------------------------
                              Name:  /s/ J. Casey McGlynn
                                   --------------------------------------------
                                     J. Casey McGlynn
                              Title:  Member
                                    -------------------------------------------

                              Address:  c/o Wilson Sonsini Goodrich & Rosati
                                      -----------------------------------------
                                       650 Page Mill Road, Palo Alto, CA 94304
                              -------------------------------------------------

                              Fax:  650-496-4082
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              SCOTT BONHAM

                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ S Bonham
                                 ----------------------------------------------
                              Name:  Scott Bonham
                                   --------------------------------------------

                              Title:  Vice President, Capital Group
                                    -------------------------------------------

                              Address:  253 30th Avenue
                                      -----------------------------------------
                                San Francisco, CA 94121
                              -------------------------------------------------

                              Fax:
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              DRW VENTURE PARTNERS LP
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ Mary Zimmer
                                 ----------------------------------------------
                              Name:  Mary Zimmer
                                   --------------------------------------------

                              Title:  Director Finance & Administration
                                    -------------------------------------------

                              Address:  60 South 6th Street
                                      -----------------------------------------
                               Minneapolis, MN 55402
                              -------------------------------------------------

                              Fax:  612-373-1610
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                                THE LEASING GROUP PLC
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ Tom Melvin
                                 ----------------------------------------------
                              Name:  Tom Melvin
                                   --------------------------------------------

                              Title:  Group Director
                                    -------------------------------------------

                              Address:  42 Kenavon Drive
                                      -----------------------------------------
                                 Reading, Berkshire RGI 3DJ
                              -------------------------------------------------

                              Fax:  011 44 1189 293561
                                  ---------------------------------------------

                                   EXHIBIT A

                       SCHEDULE OF ADDITIONAL PURCHASERS

    Name and Address of
    -------------------
    Additional Purchaser
    --------------------

RIM USA Capital Corporation
295 Phillip Street
Waterloo, Ontario
Canada N2L 3W8
Fax: (519) 888-6906

Broadview SLP
950 Tower Lane, 18th Floor
Foster City, CA 94404-2130
Fax: 650 378-4710

DRW Venture Partners L.P.
Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, MN 55402
Fax: (612) 373-1610

Allen & Company Incorporated
711 Fifth Avenue
New York, NY 10022
Fax: (212) 508-5839

Angel (Q) Investors II, L.P.
C/O J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304
Fax: (650) 493-6811

The Leasing Group, plc
42 Kenavon Drive
Reading
Berkshire RG1 3DJ

Write Image Limited
271 Regent Street
London W1R 8BP

    Name and Address of          Number of Shares        Total Purchase Price
    -------------------          ----------------        --------------------
    Additional Purchaser
    --------------------

Randy Blumenthal
2765 Sand Hill Road
Menlo Park, CA 94025

Meredith Family Revocable Trust
u/a/d 12/16/94, amended 9/30/99
C/O Thomas Meredith
70 Pascal Lane
Austin, TX 78746

Curtis Smith
15 San Antonio Place #303
San Francisco, CA 94133

Scott Bonham
283 30/th/ Avenue
San Francisco, CA 94121

TWB Investment Partnership
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101
Fax: (206) 587-8500

SKGF Investments-2000-1, L.L.C.
1100 New York Ave #600 N.W.
Washington, D.C. 20005

                                                                       Exhibit C

                       [LETTERHEAD OF PERKINS COIE LLP]


                                 April 7, 200O

To the Additional Purchasers Listed on the
Schedule of Investors to the AvantGo, Inc.
Addendum to Series D Preferred Stock
Purchase Agreement dated as of April 7, 200O

Ladies and Gentlemen:

          We have acted as counsel for AvantGo, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of an additional 436,599 shares of its Series D Preferred Stock pursuant to the AvantGo, Inc. Addendum to Series D Preferred Stock Purchase Agreement dated as of April 7, 2000 (the "Addendum") between the Company and you. This opinion is being rendered to you pursuant to Section 5.2 of the Addendum in connection with the Additional Closing of the sale of the Series D Preferred Stock. Capitalized terms not otherwise defined in this opinion have the meaning given them in that certain Series D Preferred Stock Purchase Agreement dated as of March 8/th/, 2000.

          In connection with the opinions expressed herein we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Addendum, a certificate of officers of the Company (the "Officers' Certificate") and other certificates and statements of government officials. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion that the signatures on documents and instruments examined by us are authentic, that each document is what it purports to be, and that all documents submitted to us as copies or facsimiles conform with the originals, which facts we have not independently verified. We have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company or any of its officers or directors or undertaken any further inquiry other than as stated herein.

          In rendering this opinion we have also assumed: (A) that the Addendum, the Third Amended and Restated Investor Rights Agreement (the "Investor Rights Agreement"), the Third


 ANCHORAGE BELLEUVE BOISE DENVER HONG KONG LOS ANGELES MENLO PARK PORTLAND SAN
              FRANCISCO SEATTLE SPOKANE TAIPEI WASHINGTON, D.C.
           STRATEGIC ALLIANCE: RUSSELL & DUMOULIN, VANCOUVER, CANADA

To the Additional Purchasers Listed on the                         April 7 ,200O
Schedule of Investors to the AvantGo, Inc. Addendum                       Page 2
to Series D Preferred Stock Purchase Agreement

Amended and Restated Voting Agreement (the "Voting Agreement") and the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the "Co-Sale Agreement") (collectively, the "Transaction Documents") have been duly and validly executed and delivered by you or on your behalf and constitute valid, binding and enforceable obligations upon you; (B) that the representations and warranties made in the Addendum by you are true and correct; (C) that any wire transfers, drafts or checks tendered by you will be honored; (D) there are no facts or circumstances relating to you that might prevent you from enforcing any of the rights to which our opinion relates; and (E) that there are no extrinsic agreements or understandings among the parties to the Transaction Documents that would modify or interpret the terms of the Transaction Documents or the respective rights or obligations of the parties thereunder.

          Our opinions in paragraphs 1 and 2 below are based solely upon our review of certificates of public officials in the relevant states.

          In connection with the opinion expressed in paragraph 4 below, we have examined the Certificate of Incorporation, as amended and restated, the Bylaws, the stock record books and journals of the Company in our possession, the Company's stock certificate books and the Company's minute books in our possession. The Company has represented to us that these records are complete and accurate and constitute all of the Company's documents with respect to the issuance of shares of its capital stock, options, warrants or other rights to purchase shares of its capital stock. We have relied on the Company's representation to us that the information expressed in paragraph 4 below with respect to the outstanding options, warrants or other rights is true and complete. We have also relied on the Company's representations to us as to the nature of the consideration received for such shares. Although we have no knowledge that the information as to outstanding stock, options, warrants and other rights provided by the Company and reflected in paragraph 4 is incorrect, based on the examination referred to above, we are not in a position to verify its accuracy or completeness, other than to say that our records are not inconsistent with such information.

          With respect to our opinion in paragraph 6 below, the term "Material Agreements" is limited to agreements specifically identified on the Schedule of Exceptions. In connection with our opinion relating to the Material Agreements set forth on the Schedule of Exceptions, we express no opinion on parol evidence bearing on interpretation or construction of such agreements. Moreover, to the extent that any of the Material Agreements is governed by the laws of any jurisdiction other than the federal laws of the United States or the laws of the State of California, our opinion relating to those agreements and instruments is based solely upon the plain meaning of their language without regard to interpretation or construction that might be indicated by the laws governing those agreements or instruments. In connection with our opinion relating to violations of federal or California laws, rules or regulations applicable to the Company, such

To the Additional Purchasers Listed on the                         April 7, 2000
Schedule of Investors to the AvantGo, Inc. Addendum                       Page 3
to Series D Preferred Stock Purchase Agreement


opinion is limited to such laws, rules or regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Transaction Documents.

          As used in this opinion, the expression "we are not aware" or the phrase "to our knowledge" means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling current matters for the Company and after an examination of documents referred to herein and after inquiries of certain officers of the Company, we find no reason to believe that the opinions expressed are factually incorrect, but beyond that we have made no factual investigation for the purposes of rendering this opinion. Specifically, but without limitation, we have made no inquiries of securities holders or employees (other than obtaining representations from certain officers of the Company as described above) of the Company.

          This opinion relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States, and we express no opinion with respect to the effect or application of any other laws.

          Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Addendum or the Schedule of Exceptions thereto, we are of the opinion that as of the date hereof

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own its properties and to conduct its business as presently conducted.

          2. The Company is qualified to do business in the State of California.

          3. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary corporate action of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes a legally valid and binding obligation of the Company, enforceable against the Company according to its terms; provided, however, that no opinion is expressed with respect to the enforceability of the Voting Agreement or the indemnity obligations of Section
1.10 of the Investors' Rights Agreement.

          4.  The authorized capitalization of the Company is as follows:

              (a)  Preferred Stock. 16,472,082 shares of Preferred Stock (the
                   ---------------
 "Preferred Stock"), (i) 4,434,156 of which shares have been designated Series A Preferred Stock,

To the Additional Purchasers Listed on the                         April 7, 2000
Schedule of Investors to the AvantGo, Inc. Addendum                       Page 4
to Series D Preferred Stock Purchase Agreement



all of which are issued and outstanding; (ii) 3,301,886 of which shares have been designated Series B Preferred Stock, all of which are issued and outstanding; (iii) 3,736,040 of which shares have been designated Series C Preferred Stock, all of which are issued and outstanding prior to the Closing, and (iv) 5,000,OOO of which shares have been designated Series D Preferred Stock, 3,289,495 of which are issued and outstanding immediately prior to the Closing. The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock have been duly authorized and validly issued, and, to our knowledge, are fully paid and nonassessable.

              (b)  Common Stock. 40,000,OOO shares of Common Stock, 9,840,562
                   ------------
shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are, to our knowledge, nonassessable and issued in compliance with all applicable federal and state securities laws. The Company has reserved (i) 16,472,082 shares of Common Stock for issuance upon conversion of the Preferred Stock and (ii) 9,213,600 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company under the Company's 1997 Stock Option Plan (the "1997 Plan"), of which (A) options to purchase 4,311,958 shares of Common stock are issued and outstanding, (B) options to purchase 3,278,562 shares of Common Stock have been exercised and are included in the Company's outstanding Common Stock, (C) options to purchase 1,187,080 shares are available for future issuance under the 1997 Plan and (D) 436,000 shares were exercised and subsequently repurchased by the Company and are not available for reissuance under the 1997 Plan.

              (C)  Except for (i) conversion privileges of the Preferred Stock,
(ii) outstanding options issued pursuant to the 1997 Plan, (iii) a Warrant to purchase 117,558 shares of Series D Preferred Stock, (iv) a Warrant to purchase 117,558 shares of (A) the class of Preferred Stock issued in the Company's most recent financing round prior to the date on which certain contractual obligations of the Company occur (the "Trigger Date"); or (B) Common Stock if the most recent financing round prior to the Trigger Date is the Company's initial underwritten public offering pursuant to the Securities Act of 1933, as amended (the "IPO"); (v) a Warrant to purchase 358,851 shares of Series D Preferred Stock; (vi) certain rights held by each of (A) Ford Motor Company; (B) The Goldman Sachs Group, Inc., Stonestreet Fund 2000, L.P., Bridge Street Special Opportunity Fund 2000, L.P. and Goldman Sachs Investments Limited, collectively; and (C) and Imagine Health, Inc. to purchase $5M, $3M and $3M of shares of Common Stock, respectively, in a private financing to occur contemporaneous with an IPO (if at all); (vii) the IPO participation right set forth in Section 2.4 of the Investor Rights Agreement; and (viii) the rights of first refusal set forth in the Investors Rights Agreement and Co-Sale Agreement, there are, to our knowledge, no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

To the Additional Purchasers Listed on the                         April 7, 2000
Schedule of Investors to the AvantGo, Inc. Addendum                       Page 5
to Series D Preferred Stock Purchase Agreement


          5. The shares of Series D Preferred Stock when issued in compliance with the provisions of the Stock Purchase Agreement, will be duly authorized, validly issued, nonassessable and fully paid. The Common Stock issuable upon conversion of the Series D Preferred Stock has been duly and validly reserved for issuance and, when and if issued upon such conversion in accordance with the Company's Certificate of Incorporation, as amended and restated, will be validly issued, fully paid and nonassessable. The issuance of the Series D Preferred Stock and the Common Stock issuable upon conversion of the Series D Preferred Stock is not subject to any preemptive rights set forth in the Company's Certificate of Incorporation, as amended and restated, or, to our knowledge, or any rights of first refusal or other similar rights created by the Company.

          6. The execution, delivery and performance of the obligations of the Company under the Transaction Documents, do not (i) violate any provision of any federal, Delaware corporate or California law, rule or regulation applicable to the Company, (ii) violate any provision of the Company's Certificate of Incorporation, as amended and restated, or Bylaws, or (iii) conflict with or constitute a material default under the provisions of judgments, writs, decrees or orders, if any, specifically identified in the Schedule of Exceptions or the material provisions of any Material Agreement.

          7. The execution, delivery and performance of the obligations of the Company under the Transaction Documents do not require any consents, approvals, permits, orders or authorizations of, or any qualifications, registrations, designations, declarations or filings with, any federal, Delaware corporate or California state governmental authority on the part of the Company except (i) as have been obtained and are effective, and (ii) the filing of certain notices with the Securities and Exchange Commission, and the appropriate governmental authorities in the states of New York, Michigan, California, Washington Texas and Minnesota.

          8. Based in part upon the representations made by you in the Stock Purchase Agreement, the offer and sale of the Series D Preferred Stock to you pursuant to the terms of the Stock Purchase Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of the California Corporate Securities Law of 1968, as amended, and, under such securities laws as they presently exist, the issuance of Common Stock to you upon conversion of the Series D Preferred Stock would also be exempt from such registration and qualification requirements.

          9. To our knowledge, there is no action, suit, proceeding or investigation pending against the Company before any court or governmental agency, nor, to our knowledge, has the Company received any written threat thereof that questions the validity of the Transaction Documents or the right of the Company to enter into the Transaction Documents.

To the Additional Purchasers Listed on the                         April 7, 2000
Schedule of Investors to the AvantGo, Inc. Addendum                       Page 6
to Series D Preferred Stock Purchase Agreement



          Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

              (A) We express no opinion as to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

              (B) We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

              (c) Limitations imposed by state law, federal law or general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered a proceeding in equity or at law.

              (D) The effect of court decisions, invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where enforcement of such covenants or provisions under the circumstances would violate the enforcing party's implied covenant of good faith and fair dealing.

              (E) The effect of Section 1670.5 of the California Civil Code or any other California law, federal law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

              (F) The unenforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law.

              (G) The unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that rights or remedies may be exercised without notice, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more remedies, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

To the Additional Purchasers Listed on the                         April 7, 2000
Schedule of Investors to the AvantGo, Inc. Addendum                       Page 7
to Series D Preferred Stock Purchase Agreement



              (H) Any provisions of the Transaction Documents requiring that waivers must be in writing may not be binding or enforceable if a non-executory oral agreement has been created modifying any such provision or an implied agreement by trade practice or course of conduct has given rise to a waiver.

         This opinion is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

                                         Very truly yours,

                                         /s/ Perkins Coie LLP

                                         PERKINS COIE LLP